ASSET PURCHASE AGREEMENT
                             made as of May 30, 2001
                                  by and among
                          WIRE ONE TECHNOLOGIES, INC.,
                            GEOVIDEO NETWORKS, INC.,
                       THOMAS WEISEL CAPITAL PARTNERS LLC,
                        CREST COMMUNICATIONS PARTNERS LP,
                           EAST RIVER VENTURES II L.P.
                                       and
                            LUCENT TECHNOLOGIES, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Definitions................................................................1

    1.1  "Assets"..............................................................1
    1.2  "Business Day"........................................................2
    1.3  "Closing".............................................................2
    1.4  "Closing Date"........................................................3
    1.5  "Closing Shares"......................................................3
    1.6  "Shares"..............................................................3
    1.7  "Warrant Shares"......................................................3

2.  Purchase of Assets and Purchase Price......................................3

    2.1  Purchase of Assets....................................................3
    2.2  Non-Assumption of Liabilities.........................................3
    2.3  Closing Deliveries....................................................4
    2.4  Purchase Price........................................................5
    2.5  Allocation of Purchase Price..........................................5

3.  Representations and Warranties of GEO......................................5

    3.1  Organization and Standing.............................................5
    3.2  Authorization and Binding Obligations.................................5
    3.3  No Contravention......................................................6
    3.4  Title to Assets.......................................................6
    3.5  Litigation............................................................6
    3.6  No Liabilities........................................................6
    3.7  No Misleading Statements..............................................6

4.  Representations and Warranties of the Sellers..............................7

    4.1  Authorization and Binding Obligations.................................7
    4.2  No Contravention......................................................7
    4.3  No Misleading Statements..............................................7
    4.4  Securities Act Matters................................................7

5.  Representations and Warranties of Buyer....................................9

    5.1  Organization and Standing.............................................9
    5.2  Authorization and Binding Obligations.................................9
    5.3  No Contravention.....................................................10
    5.4  Issuance of the Shares and the Warrants..............................10
    5.5  SEC Filings..........................................................10
    5.6  No Misleading Statements.............................................11

6.  Condition Precedent to the Obligations of GEO and the Sellers. ...........11


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

7.  Conditions Precedent to the Obligations of Buyer..........................11

    7.1  GEO's Closing Deliveries.............................................11
    7.2  License Agreement....................................................11
    7.3  Delivery of Ancillary Agreements.....................................11
    7.4  Cash.................................................................12

8.  Brokers...................................................................12

9.  Survival..................................................................12

10. Indemnification by GEO and the Sellers....................................12

    10.1 Joint and Several Obligations........................................12
    10.2 Several Obligations..................................................13

11. Indemnification by Buyer..................................................13

12. Indemnification Procedure.................................................13

13. Limitations on Indemnification............................................14

    13.1 Basket Amount........................................................14
    13.2 Liability Cap........................................................15
    13.3 Payment of Indemnification Claims....................................15

14. Certain Actions after the Closing.........................................15

    14.1 Delivery of Property Received by GEO After the Closing. .............15
    14.2 Cooperation After the Closing........................................15
    14.3 Issuance of Shares to Other Shareholders.............................16
    14.4 Winding Up and Issuance of Additional Shares.........................16
    14.5 Board of Directors...................................................17
    14.6 Lock-up..............................................................17
    14.7 Right of First Offer.................................................17
    14.8 Registration of the Shares and the Warrants..........................17

15. Costs, Expenses, etc......................................................22

16. Notice of Proceedings.....................................................22

17. Notices...................................................................22

18. Headings and Entire Agreement.............................................24


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

19. Public Announcements......................................................24

20. Waiver....................................................................24

21. Binding Effect and Assignment.............................................24

22. Counterparts..............................................................24

23. Governing Law.............................................................24

24. Jurisdiction..............................................................25

                                    EXHIBITS

Exhibit A         Form of Class A Warrant to Purchase Common Stock
Exhibit B         Form of Class B Warrant to Purchase Common Stock
Exhibit C         Form of Former Employee Representation Agreement
Exhibit D         Form of Purchaser Representative Agreement
Exhibit E         Form of Purchaser Representative Representation Letter
Exhibit F         Form of Other Shareholder Representation Agreement
Exhibit G         Black-Scholes Assumptions


                                    SCHEDULES

Schedule A        List of Former Employees
Schedule B        List of Other Shareholders of GEO
Schedule 1.1      Agreements to be Assumed by Buyer
Schedule 1.1(a)   Intellectual Property
Schedule 1.1(b)   Fixed Assets
Schedule 3.4      Title to Assets--Exceptions
Schedule 3.6      Liabilities of GEO

                            ASSET PURCHASE AGREEMENT

     AGREEMENT, made as of this 30th day of May, 2001, by and among Wire One Technologies, Inc., a Delaware corporation ("Buyer"), GeoVideo Networks, Inc., a Delaware corporation ("GEO"), Thomas Weisel Capital Partners LLC, a Delaware limited liability company ("Weisel"), Crest Communications Partners LP, a Delaware limited partnership ("Crest"), East River Ventures II L.P., a Delaware limited partnership ("East River"), and Lucent Technologies, Inc., a Delaware corporation ("Lucent", and collectively with Weisel, Crest and East River, the "Sellers").

                              W I T N E S S E T H:

     WHEREAS, GEO desires to sell, and Buyer desires to purchase, certain assets owned by or used in the business and operations conducted by GEO, upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, each of the former employees of GEO identified on Schedule A hereto (the "Former Employees"), and each GEO series C preferred shareholder and affiliate of Weisel that is shareholder of GEO identified on Schedule B (the
"Other Shareholders") and not a party to this Agreement, has the right to receive a portion of the consideration for such asset sale; and

     WHEREAS, as consideration for such asset sale and purchase, Buyer desires to issue, and GEO desires to distribute to the Sellers, the Other Shareholders and the Former Employees, shares of Buyer's common stock, $.0001 par value ("Common Stock"), and warrants to purchase an aggregate of 501,733 shares of Common Stock at an exercise price of $5.50 per share (the "Class A Warrants") and an aggregate of 520,123 shares of Common Stock at an exercise price of $7.50 per share (the "Class B Warrants", and, together with the Class A Warrants, the "Warrants"), upon the terms and subject to the conditions set forth in this Agreement, the form of Class A Warrant to Purchase Common Stock attached hereto as Exhibit A and the form of Class B Warrant to Purchase Common Stock attached hereto as Exhibit B;

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. Definitions. As used herein, the following terms shall have the following meanings:

     1.1 "Assets" means the following tangible and intangible assets owned or held and used by GEO in connection with its business and operations:

          (a) all technology and intellectual property owned by or licensed to GEO, whether now in existence or in development stage, including, without limitation, all United States, international and foreign:

               (i) patents, patent applications and statutory invention registrations, including reissuances, divisions, continuations, continuations in part, extensions and reexaminations thereof, all inventions, and rights provided by international treaties or conventions with respect to the foregoing, and all improvements thereto;

               (ii) trademarks,  service marks, trade dress, logos,  proprietary icons, trade names, corporate names, internet domain names and other source identifiers (whether or not registered) including all common law rights therein, and registrations and applications for registration therefor, all rights provided by international treaties or conventions with respect to the foregoing, and all reissuances, extensions and renewals and all goodwill associated therewith, other than the trademark GeoVideo;

               (iii) copyrightable works, copyrights (whether or not registered), and registrations and applications for registration therefor, and all rights provided by international treaties or conventions with respect to the foregoing;

               (iv) confidential and proprietary information, including trade secrets, technology, know-how, formulae, databases and customer and supplier lists;

               (v) computer software (including source codes, data and related documentation); and

               (vi) all other proprietary rights, in each case, whether owned or leased, including, without limitation, the patent, trademark, trade name, service mark, copyright, license and other proprietary rights described on Schedule 1.1(a);

          (b) the fixed information technology assets owned by or leased to GEO and described on Schedule 1.1(b); and

          (c) $2,500,000 in cash.

     Schedule 1.1 identifies each lease, license or other agreement included in the Assets, specifies the extent, if any, to which Buyer is assuming obligations under such lease, license or other agreement, and specifies those leases, licenses and other agreements the assignment of which requires third-party consent.

     1.2 "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York, New York.

     1.3 "Closing" means the consummation of the purchase, assignment, conveyance and sale of the Assets contemplated hereunder, which shall take place on June 1, 2001 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 or at such other location as the parties may agree.

     1.4 "Closing Date" means June 1, 2001.

     1.5 "Closing Shares" means the 815,661 shares of Common Stock to be issued at the Closing or prior to the Additional Closing Date (such number of shares being equal to the integral number of shares of Common Stock (rounded up to the nearest share) that may be purchased for $2,500,000 at a purchase price of $3.065 per share of Common Stock).

     1.6 "Shares" means the Closing Shares and the Additional Shares (as defined in Section 14.4), collectively, or shares of Common Stock issued to any of the Sellers, Other Shareholders or Former Employees, as the context requires.

     1.7 "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants.

     2. Purchase of Assets and Purchase Price.

     2.1 Purchase of Assets. Subject to the terms and upon satisfaction of the conditions contained in this Agreement, at the Closing, GEO shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from GEO, the Assets for the consideration specified in Section 2.4.

     2.2 Non-Assumption of Liabilities. Except as specifically set forth in this
Section 2.2, Buyer expressly does not, and shall not, assume or be deemed to have assumed under this Agreement or by reason of any transaction contemplated hereunder or otherwise, any debts, liabilities (contingent or otherwise) or obligations of GEO of any nature whatsoever. Buyer shall assume the obligations of GEO arising subsequent to the Closing Date under the contracts, agreements, and leases of GEO identified on Schedule 1.1, but only to the extent specified in Schedule 1.1 (collectively, the "Assumed Obligations"); provided, however, that, notwithstanding any other provision of this Agreement, the Assumed Obligations shall not include any debts, liabilities (contingent or otherwise) or obligations of GEO with respect to those Assumed Obligations referred to in this section, arising out of any contract, agreement, commitment or lease (a) required to be listed but not listed on Schedule 1.1 hereto regardless of any knowledge thereof on the part of Buyer or (b) the benefits of which are not validly assigned to Buyer.

     2.3 Closing Deliveries.

          (a) At the Closing, GEO shall deliver to Buyer:

               (i) such deeds, bills of sale, endorsements, assignments and other instruments of sale, conveyance, transfer and assignment, reasonably satisfactory in form and substance to Buyer and its counsel, as may be requested by Buyer, in order to convey to Buyer good and marketable title to the Assets, free and clear of all claims, charges, equities, liens, security interests and encumbrances;

               (ii) all written consents which are required under any contract or agreement being assigned to Buyer hereunder; provided, however, that as to any such contract or agreement the assignment of which by its terms requires prior consent of any of the parties thereto, if such consent is not obtained prior to or on the Closing Date, GEO shall deliver to Buyer written documentation setting forth arrangements for the transfer of the economic benefit of such contracts or agreements to Buyer as of the Closing Date under terms and conditions acceptable to Buyer;

               (iii) a written notice (the "Distribution Notice") setting forth the apportionment of the Closing Shares and the Warrants to be distributed to the Sellers, the Former Employees and the Other Shareholders (including those Other Shareholders who have not delivered Other Shareholder Representation Agreements (as defined below) to Buyer at or prior to the Closing);

               (iv) $2,500,000 in cash, by wire transfer of immediately available funds to the bank account designated by Buyer;

               (v) duly executed representation agreements (the "Former Employee Representation Agreements") in the form attached hereto as Exhibit C, between each of the Former Employees to Buyer;

               (vi) purchaser representative agreements (the "Purchaser Representative Agreements") in the form attached hereto as Exhibit D, between Matthew M. O'Connell (the "Purchaser Representative") and each of the Former Employees and each of the Other Shareholders that wishes to receive Closing Shares and Warrants at the Closing who is not an "accredited investor" as such term is defined under the Securities Act of 1933, as amended (the "Securities Act"), each duly executed by the Purchaser Representative and the Former Employee or Other Shareholder party thereto;

               (vii) a duly executed representation letter from the Purchaser Representative to Buyer (the "Purchaser Representative Representation Letter") in the form attached hereto as Exhibit E; and

               (viii) duly executed representation agreements (the "Other Shareholder Representation Agreements"), in the form attached hereto as Exhibit F, between Buyer and each Other Shareholder, if any, that wishes to receive Closing Shares and Warrants at Closing.


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

          (b) At the Closing, Buyer shall deliver:

               (i) to GEO such instruments and documents, satisfactory in form and substance to the Sellers and their counsel, as may be requested by the Sellers in order to effect the assumption of the Assumed Obligations by Buyer; and

               (ii) to the Sellers, the Former Employees and any Other Shareholder that has delivered a duly executed Other Shareholder Representation Agreement to Buyer, one or more certificates representing the Closing Shares and the Warrants, registered in the names of the Sellers, the Former Employees and such Other Shareholders, as distributees by way of bonus, dividend or other distribution by GEO, in accordance with the Distribution Notice.

     2.4 Purchase Price. The consideration to be paid by Buyer for the Assets (the "Consideration") shall consist of (a) the Closing Shares, (b) the Warrants, and (c) Buyer's assumption of the Assumed Obligations.

     2.5 Allocation of Purchase Price. The Consideration shall be allocated among the Assets in a manner to be determined by the parties prior to the time of any required tax fillings with respect thereto and the parties agree to report this transaction for Federal tax purposes in accordance with such allocation.

     3. Representations and Warranties of GEO. GEO represents, warrants and covenants to Buyer that:

     3.1 Organization and Standing. GEO (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware,
(b) has full right, power and authority to enter into and perform and do all things contemplated under this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement, to own and lease the Assets and to carry on and operate its business and operations as now being conducted and proposed to be conducted by it under existing agreements, (c) is duly qualified or licensed to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of the Assets or nature of the business conducted by it requires such qualification, and (d) does not own any of the Assets, and does not conduct any of its business or operations, through any other corporation, limited liability company, partnership or other entity.

     3.2 Authorization and Binding Obligations. The execution, delivery and performance of this Agreement by GEO has been duly and validly authorized by all necessary corporate action, including approval of the entire transaction by the requisite vote of GEO's shareholders. This Agreement has been duly executed and delivered by GEO and constitutes a valid and binding agreement of GEO, enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles. Schedule B sets forth the names of the owners of all of the issued and outstanding capital stock of GEO.

     3.3 No Contravention. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the compliance with the provisions hereof by GEO do not (a) violate any provision of the certificate of incorporation, bylaws or any certificate of designations with respect to preferred stock of GEO, (b) conflict with, result in the breach of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Assets, or require any authorization, consent, approval, exemption or other action by or notice to any third party, court or other governmental or administrative body, under the provisions of any agreement or other instrument to which GEO is a party or by which any of the Assets are bound or affected or (c) violate any laws, regulations, orders or judgments applicable to GEO.

     3.4 Title to Assets. Except as set forth in Schedule 3.4, GEO has good and marketable title to the Assets, free and clear of all mortgages, pledges, claims, liens, charges, preemptive purchase rights or any other encumbrances. Except as set forth in Schedule 3.4, the bill of sale and assignment, assumption agreement, power of attorney and other instruments delivered to Buyer by GEO at the Closing will vest in Buyer, and the transfer to Buyer by GEO of the Assets on the Closing Date will convey to Buyer, good and marketable title to the Assets, free and clear of all mortgages, pledges, claims, liens, charges, preemptive purchase rights or any other encumbrances whatsoever. GEO has taken all necessary action to protect the patent, trademark, trade name, service mark, copyright, license and other proprietary rights included in the Assets. The operations and business conducted by GEO do not infringe upon or conflict with any patent, trademark, trade name, service mark, copyright, license or other proprietary right of any third party, and GEO has not received any notice of infringement upon or conflict with the asserted rights of others.

     3.5 Litigation. There are no actions, suits, proceedings or investigations of any nature at law or in equity, pending or, to the best of the GEO's knowledge, threatened against or relating to any of the Assets, and no judgment, award, order or decree has been rendered against GEO, and the Assets are not subject to any judgment, award, order or decree.

     3.6 No Liabilities. Except as set forth in Schedule 3.6, there are no liabilities or obligations of GEO existing on the date hereof.

     3.7 No Misleading Statements. No information furnished by or on behalf of GEO to Buyer contains any untrue statement of a material fact or omits to state a material fact necessary to make such statement, in the light of the circumstances under which it was made, not misleading. All written information, in whatever form, furnished by GEO to Buyer was true and correct as of the date so furnished and, except as the accuracy thereof is affected by the passage of time, remains true and correct in all material respects as of the date hereof.


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

     4. Representations and Warranties of the Sellers. Each of the Sellers, severally and not jointly, represents, warrants and covenants to Buyer that:

     4.1 Authorization and Binding Obligations. The execution, delivery and performance of this Agreement by such Seller has been duly and validly authorized by all necessary corporate, company, partnership or other action. This Agreement has been duly executed and delivered by such Seller and constitutes a valid and binding agreement of such Seller, enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles. Such Seller is a shareholder of GEO.

     4.2 No Contravention. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the compliance with the provisions hereof by such Seller do not (a) violate any provision of the organizational documents of such Seller, (b) conflict with, result in the breach of, or constitute a default under, or require any authorization, consent, approval, exemption or other action by or notice to any third party, court or other governmental or administrative body, under the provisions of any agreement or other instrument to which such Seller is a party or by which the property of such Seller is bound or affected or (c) violate any laws, regulations, orders or judgments applicable to such Seller.

     4.3 No Misleading Statements. No information furnished by or on behalf of such Seller to Buyer contains any untrue statement of a material fact or omits to state a material fact necessary to make such statement, in the light of the circumstances under which it was made, not misleading. All written information, in whatever form, furnished by such Seller to Buyer was true and correct as of the date so furnished and, except as the accuracy thereof is affected by the passage of time, remains true and correct in all material respects as of the date hereof.

     4.4 Securities Act Matters.

          (a) it acknowledges that its representations and warranties contained herein are being relied upon by Buyer as a basis for the exemption of the issuance of the Shares and the Warrants hereunder from the registration requirements of the Securities Act and any applicable state securities laws;

          (b) it understands that (i) as of the Closing Date, neither the Shares, the Warrants nor the Warrant Shares will be registered under the Securities Act or any state securities laws by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws and (ii) the Shares, the Warrants and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration;

          (c) it is acquiring the Shares and the Warrants for its own account and not with a view to, or for sale in connection with, directly or indirectly, any distribution thereof that would require registration under the Securities Act or applicable state securities laws or would otherwise violate the Securities Act or such state securities laws;

          (d) it has relied upon independent investigations made by it or its representatives and is fully familiar with the business, results of operations, financial condition, prospects and other affairs of Buyer and realizes that the Shares and the Warrants are a speculative investment involving a high degree of risk for which there is no assurance of any return;

          (e) it has such knowledge and experience in financial and business affairs, including investing in companies similar to Buyer, and is capable of determining the information necessary to make an informed investment decision, of requesting such information from Buyer, and of utilizing the information that it has received from Buyer to evaluate the merits and risks of its investment in the Shares and the Warrants, and is able to bear the economic risk of its investment in the Shares and the Warrants and understands that it must do so for an indefinite period of time;

          (f) it and its attorneys, accountants, investment and financial advisors, if any, have been provided access to such information about Buyer as it or its advisors, if any, have requested;

          (g) it is an "accredited investor" as defined in Regulation D under the Securities Act; and

          (h) it understands that the Shares will bear the following legend (or a substantially similar legend):

               "THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER
               THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,   OR
               QUALIFIED  UNDER ANY STATE  SECURITIES  LAWS.  THE
               SECURITIES MAY NOT BE OFFERED,  SOLD,  TRANSFERRED
               OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION
               OR THE  DELIVERY  TO THE  COMPANY OF AN OPINION OF
               COUNSEL,  REASONABLY  SATISFACTORY TO THE COMPANY,
               THAT   SUCH    DISPOSITION    WILL   NOT   REQUIRE
               REGISTRATION   OF  SUCH   SECURITIES   UNDER   THE
               SECURITIES ACT OF 1933, AS AMENDED.  THE HOLDER OF
               THESE SECURITIES MAY NOT SELL, OFFER,  CONTRACT TO
               SELL,  PLEDGE,  GRANT ANY  OPTION TO  PURCHASE  OR
               OTHERWISE DISPOSE OF THESE SECURITIES PRIOR TO THE
               90TH  DAY  AFTER  THE  DATE OF  ISSUANCE  OF THESE
               SECURITIES.",
     and the Warrants will bear the following legend (or a substantially similar legend):

               "NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH WARRANT OR SECURITIES ISSUABLE UPON EXERCISE THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER OF THIS WARRANT MAY NOT SELL, OFFER, CONTRACT TO
               SELL, PLEDGE, GRANT ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF PRIOR TO THE 90TH DAY AFTER THE DATE OF ISSUANCE OF THIS WARRANT."

     5. Representations and Warranties of Buyer. Buyer represents, warrants and covenants to GEO and the Sellers that:

     5.1 Organization and Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate right, power and authority to enter into and perform and do all things contemplated under this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement.

     5.2 Authorization and Binding Obligations. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action, including approval of the entire transaction by the requisite vote of the board of directors of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

     5.3 No Contravention. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the compliance with the provisions hereof by Buyer do not (a) violate any provision of the certificate of incorporation or bylaws of Buyer, (b) conflict with, result in the breach of, or constitute a default under, or require any authorization, consent, approval, exemption or other action by or notice to any third party, court or other governmental or administrative body, under the provisions of any agreement or other instrument to which Buyer is a party or by which the property of Buyer is bound or affected, or (c) violate any laws, regulations, orders or judgments applicable to Buyer.

     5.4 Issuance of the Shares and the Warrants. Upon issuance to the Sellers hereunder, the Shares shall be validly issued, fully paid and non-assessable, the Warrants shall be validly issued, and the Shares and the Warrants shall be free and clear of any liens, claims and encumbrances. Upon issuance in accordance with the terms of the Warrants, the Warrant Shares shall be validly issued, fully paid and non-assessable and free and clear of any liens, claims and encumbrances.

     5.5 SEC Filings. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Buyer has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) thereof. Buyer has delivered or made available to the Sellers true and complete copies of the following documents (the "SEC Documents") filed with the SEC:

          (a) Buyer's Annual Report on Form 10-K for the year ended December 31, 2000;

          (b) Buyer's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001; and

          (c) Buyer's proxy statement in connection with its Annual Meeting of Stockholders on May 25, 2001.

     Buyer has not provided the Sellers any material non-public information or any information which, according to applicable law, rule or regulation, should have been disclosed publicly by Buyer but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The SEC Documents contain all material information concerning Buyer, and no event or circumstance has occurred which would require Buyer to disclose such event or circumstance in order to make the statements in the SEC Documents not misleading on the date hereof but which has not been so disclosed.

     5.6 No Misleading Statements. No information furnished by or on behalf of Buyer to Sellers contains any untrue statement of a material fact or omits to state a material fact necessary to make such statement, in the light of the circumstances under which it was made, not misleading. All written information, in whatever form, furnished by Buyer to Sellers was true and correct as of the date so furnished and, except as the accuracy thereof is affected by the passage of time, remains true and correct in all material respects as of the date hereof.

     6. Condition Precedent to the Obligations of GEO and the Sellers. The obligations of GEO and the Sellers under this Agreement are subject to the receipt by GEO, the Sellers, the Former Employees and the Other Shareholders that have delivered duly executed Other Shareholder Representation Agreements to Buyer, on or prior to the Closing Date, of the instruments and other documents required to be delivered to such parties by Buyer pursuant to Section 2.3(b).

     7. Conditions Precedent to the Obligations of Buyer. The obligations of Buyer under this Agreement are subject to the satisfaction on or prior to the Closing Date of each of the following express conditions precedent, except such conditions as may be waived by Buyer:

     7.1 GEO's Closing Deliveries. Buyer shall have received the instruments and other documents required to be delivered to it by GEO pursuant to Section 2.3(a).

     7.2 License Agreement. GEO and the other parties to the Joint Development Agreement, effective as of January 7, 2000, between Lucent Technologies, Inc. and VideoNet Solutions, Inc. (predecessor to GEO), as amended and supplemented from time to time, shall have executed and delivered an amendment to such agreement, on terms and conditions satisfactory to Buyer.

     7.3 Delivery of Ancillary Agreements. Each of the Former Employees shall have delivered to Buyer a duly executed Former Employee Representation Agreement, each of the Former Employees who is not an "accredited investor" as such term is defined in Regulation D under the Securities Act and the Purchaser Representative shall have entered into a Purchaser Representative Agreement and each such duly executed Purchaser Representative Agreement shall have been delivered to Buyer, the Purchaser Representative shall have delivered to Buyer a duly executed Purchaser Representative Representation Letter and each Other Shareholder that wishes to receive Closing Shares and Warrants at Closing shall have delivered to Buyer a duly executed Other Shareholder Representation Agreement.

     7.4 Cash. GEO shall have delivered evidence reasonably satisfactory to Buyer that the cash and cash equivalents of GEO total at least $2,500,000 as of the date hereof.

     8. Brokers. Each of Buyer, on the one hand, and GEO and the Sellers, on the other, represents and warrants to the other that, except for the engagement of H.C. Wainwright & Co., Inc. by Buyer, the fees for which shall be paid by Buyer, such party has not engaged a broker or finder in connection with this Agreement and the transactions contemplated herein or any aspect thereof. Each party agrees to indemnify and hold the other harmless from any and all loss, cost, liability, damage and expense (including reasonable legal and other expenses incident thereto) in respect of any claim for a broker's or finder's fee or commission or similar payment by virtue of any alleged agreements, arrangements or understandings with the indemnifying party. Notwithstanding any other provision of this Agreement, the representations, warranties and covenants contained in this Section 8 shall survive the Closing Date without limitation.

     9. Survival. Except as otherwise expressly provided herein, the several representations, warranties, covenants, and agreements of the parties contained in this Agreement (or in any document delivered in connection herewith) shall be deemed to be material and to have been relied upon by Buyer, GEO and the Sellers notwithstanding any investigation made by Buyer, GEO or the Sellers, shall survive the Closing Date and shall remain operative and in full force and effect for a period of one year following the Closing Date, except insofar as an indemnification claim has been asserted by any party and has not been resolved prior to the end of such one-year period; provided, however, that the respective representations, warranties, covenants and agreements of Buyer, GEO and the Sellers contained in Sections 3.4, 3.6, 5.4, 10.1(a), 11(a), 13, 14.1, 14.2 and
15 shall continue without any time limitation.

     10. Indemnification by GEO and the Sellers.

     10.1 Joint and Several Obligations. GEO and each of the Sellers, jointly and severally, shall indemnify and hold harmless Buyer, its successors and assigns, at all times after the Closing Date, against and in respect of:

          (a) Liabilities of GEO. Other than liabilities expressly assumed by Buyer as provided in Section 2.2 of this Agreement, all liabilities and obligations of GEO of any kind or nature whatsoever relating to GEO, whether accrued, absolute, fixed, contingent or otherwise, known or unknown;

          (b) Misrepresentations. Any damage, loss, cost, expense or liability (including reasonable attorneys' fees) resulting to Buyer from any false, misleading or inaccurate representation, breach of warranty or non-fulfillment of any agreement or condition on the part of GEO under this Agreement or from any misrepresentation in or any omission from any certificate, schedule or other instrument furnished or to be furnished to Buyer hereunder; and

          (c) Actions and Suits. All claims, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing.

     10.2 Several Obligations. Each of Sellers, severally and not jointly, shall indemnify and hold harmless Buyer, its successors and assigns, at all times after the Closing Date, against and in respect of:

          (a) Misrepresentations. Any damage, loss, cost, expense or liability (including reasonable attorneys' fees) resulting to Buyer from any false, misleading or inaccurate representation, breach of warranty or non-fulfillment of any agreement or condition on the part of such Seller under this Agreement or from any misrepresentation in or any omission from any certificate, schedule or other instrument furnished or to be furnished by such Seller to Buyer hereunder; and

          (b) Actions and Suits. All claims, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing.

     11. Indemnification by Buyer. Buyer shall indemnify and hold harmless GEO and the Sellers, their successors and assigns, at all times after the Closing Date, against and in respect of:

          (a) Assumed Obligations. All Assumed Obligations;

          (b) Misrepresentations. Any damage, loss, cost, expense or liability (including reasonable attorneys' fees) resulting to the Sellers from any false, misleading or inaccurate representation, breach of warranty or non-fulfillment of any agreement or condition on the part of Buyer under this Agreement or from any misrepresentation in or any omission from any certificate or other instrument furnished or to be furnished to the Sellers hereunder; and

          (c) Actions and Suits. All claims, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing.

     12. Indemnification Procedure.

     12.1 A party that may be entitled to indemnification pursuant to Section 10 or 11 (the "Indemnitee") shall promptly give written notice (a "Notice of Claim") to the party liable for such indemnification (the "Indemnitor"). A Notice of Claim shall set forth (a) a description, in reasonable detail, of the facts and circumstances with respect to the subject matter of such claim or potential claim for indemnification, and (b) the anticipated total amount of the indemnification claim (including any costs or expenses which have been or may be reasonably incurred in connection therewith). Upon receipt of a Notice of Claim, the Indemnitor may elect to cure the circumstances giving rise to the indemnification claim (the "Event of Loss") within thirty (30) days after the date of receipt of the Notice of Claim. If such cure cannot be effected within such 30-day period, payment of the amount of actual damage, loss, cost, expense or liability (including reasonable attorneys' fees) (collectively, "Damages") due to the Indemnitee as set forth in the Notice of Claim shall be made by Indemnitor no later than the thirtieth (30th) day after the date of the Notice of Claim (or such later date as the Indemnitor receives written notice that the Indemnitee has suffered Damages). The Indemnitee's failure to give prompt notice or to provide copies of documents or to furnish relevant data shall not constitute a defense (in whole or in part) to any claim by the Indemnitee against the Indemnitor for indemnification, except and only to the extent that such failure shall have caused or increased such liability or adversely affected the ability of the Indemnitor to defend against or reduce its liability.

     12.2 If the Indemnitor shall reject any Damages as to which a Notice of Claim is sent by the Indemnitee, the Indemnitor shall give written notice of such rejection to the Indemnitee within thirty (30) days after the date of receipt of the Notice of Claim.

     12.3 If any Notice of Claim relates to any claim made against an Indemnitee by a third person, the Notice of Claim shall state the nature, basis and amount of such claim. The Indemnitor shall have the right, at its election, by written notice to the Indemnitee, to assume the defense of the claim as to which such notice has been given. Except as provided in the next sentence, if the Indemnitor so elects to assume such defense, it shall diligently and in good faith defend such claim and shall keep the Indemnitee reasonably informed of the status of such defense, and the Indemnitee shall cooperate fully with the Indemnitor in the defense of such claim, provided that in the case of any settlement providing for remedies other than monetary damages for which indemnification is provided, the Indemnitee shall have the right to approve the settlement, which approval shall not be unreasonably withheld or delayed. If the Indemnitor does not so elect to defend any claim as aforesaid or shall fail to defend any claim diligently and in good faith (after having so elected), the Indemnitee may assume the defense of such claim and take such other action as it may elect to defend or settle such claim as it may determine in its reasonable discretion, provided that the Indemnitor shall have the right to approve any settlement, which approval will not be unreasonably withheld or delayed.

     13. Limitations on Indemnification.

     13.1 Basket Amount.

          (a) The indemnification provided for in Section 10 shall not apply until Buyer's claims for Damages exceed $100,000 in the aggregate, whereupon claim may be made for all amounts in excess of $100,000, subject to Section 13.2; provided, however, that indemnification for Damages relating to any claim against Buyer by a Former Employee or Other Shareholder with respect to the transactions contemplated under this Agreement shall apply from the first dollar and shall not be subject to the basket amount set forth in this Section 13.1(a).

          (b) The indemnification provided for in Section 11 shall not apply until the Sellers' collective claims for indemnification exceed $100,000 in the aggregate, whereupon claim may be made for all amounts in excess of $100,000, subject to Section 13.2.

     13.2 Liability Cap. Notwithstanding anything to the contrary in this Agreement, in no event shall the aggregate amount of collective liability of the Sellers and GEO under Section 10 or the liability of Buyer under Section 11 (including all costs, expenses and attorneys' fees paid or incurred by the Sellers or Buyer in connection therewith) exceed $1,250,000.

     13.3 Payment of Indemnification Claims. In the event that the Sellers or GEO are entitled to indemnification pursuant to Section 11, Buyer shall make payment of such indemnification claim in cash. In the event that Buyer is entitled to indemnification pursuant to Section 10, the payment of such indemnification by the Sellers and GEO shall be effected by the reduction of the number of shares of Common Stock issuable under the Class B Warrants held by the Sellers required to furnish such indemnification to the extent of such indemnification obligation, and such reduction shall constitute the sole source of indemnification of Buyer under this Agreement. For purposes of satisfying such indemnification obligation, the number of shares of Common Stock issuable under the Class B Warrants held by a Seller shall be reduced based upon the value of the Class B Warrants held by such Seller on the date on which such indemnification payment shall be made. Such valuation shall be calculated in accordance with the Black-Scholes model using the assumptions attached hereto as Exhibit G. For purposes of such calculation, the share price of the Common Stock shall be equal to the average closing price of the Common Stock on the Nasdaq National Market for the twenty consecutive trading days ending on the trading day immediately prior to the date upon which the indemnification payment shall be made. In the event that Buyer asserts an indemnification claim under this Agreement at any time after the Class B Warrants, by their terms, have become exercisable, Buyer shall be entitled to effect payment of any indemnification to which it is otherwise entitled by reducing the number of shares of Common Stock issuable under the Class B Warrants held by the Sellers required to furnish such indemnification, to the extent such Class B Warrants have not been exercised.

     14. Certain Actions after the Closing.

     14.1 Delivery of Property Received by GEO After the Closing. GEO agrees that it will transfer or make available to Buyer, promptly after the receipt thereof, any property which GEO receives after the Closing Date in respect of the Assets transferred or intended to be transferred to Buyer under this Agreement. Buyer agrees that GEO may sell any assets not included in the Assets and make available to Buyer the cash proceeds in exchange for Additional Shares pursuant to Section 14.4.

     14.2 Cooperation After the Closing. The parties shall, at any time, and from time to time, after the Closing Date, execute and deliver such further instruments of conveyance and transfer and take such additional action or may be reasonably necessary to effect, consummate, confirm or evidence the transactions contemplated by this Agreement, including using their best efforts to obtain any third party consents not obtained as of the Closing Date.

     14.3 Issuance of Shares to Other Shareholders. After the Closing and prior to the Additional Closing Date (as defined in Section 14.4), Buyer shall, upon receipt of a duly executed Other Shareholder Representation Agreement from any Other Shareholder who did not execute and deliver such Other Shareholder Representation Agreement to Buyer at or prior to the Closing, issue to such Other Shareholder its share of the Closing Shares and the Warrants as set forth in the Distribution Notice. At the Additional Closing, Buyer shall issue to GEO the Closing Shares and Warrants in respect of any Other Shareholder that has not executed and delivered to Buyer an Other Shareholder Representation Agreement. Upon receipt of any Closing Shares or Warrants, GEO agrees that its shall be deemed to have made to Buyer the representations, warranties and covenants contained in Section 4.4.

     14.4 Winding Up and Issuance of Additional Shares. After the Closing Date, GEO shall (a) use any cash or cash equivalents in excess of $2,500,000 to satisfy its liabilities, including, without limitation, all liabilities relating to the termination of all of its employees, (b) sell its remaining non-cash assets not transferred to Buyer hereunder in one or more cash transactions on an arms'-length basis on commercially reasonable terms and (c) otherwise wind up its business and operations. Upon the substantial completion of such activities, GEO shall notify Buyer in writing of a date (the "Additional Closing Date") upon which an additional closing (the "Additional Closing") shall occur. GEO shall furnish such written notice to Buyer at least seven days prior to such Additional Closing Date, and such Additional Closing Date shall be no less than 30 days and no more than 60 days subsequent to the Closing Date. After furnishing such written notice to Buyer, GEO shall furnish Buyer reasonable access to its books and records with respect to its activities between the Closing Date and the Additional Closing Date. At the Additional Closing, GEO, by wire transfer of immediately available funds to the bank account designated by Buyer, shall pay to Buyer the amount of cash and cash equivalents held by GEO on the Additional Closing Date (less an allowance of up to $25,000 in the event that GEO has not completed the activities set forth in the first sentence of this Section 14.4) (such amount, the "Additional Closing Consideration"), in exchange for which Buyer shall issue and deliver to GEO one or more certificates representing an integral number of additional shares (rounded up to the nearest share) of Common Stock (the "Additional Shares") equal to (x) the Additional
Closing Consideration divided by (y) a purchase price of $3.065 per share of Common Stock. Buyer shall issue the Additional Shares in the names of the Sellers, the Former Employees and the Other Shareholders, as distributees by way of bonus, dividend or other distribution by GEO (or, with respect to any Other Shareholder that has not delivered an Other Shareholder Representation Agreement to GEO prior to the Additional Closing Date, to GEO), in accordance with a written notice delivered to Buyer by GEO at the Additional Closing, which written notice shall set forth the number of Additional Shares that shall be distributed to each Seller, Former Employee and Other Shareholder. On the date of the issuance of the Additional Shares, each Seller that receives Additional Shares, and GEO, if it is issued any Additional Shares, shall be deemed to have made the representations, warranties and covenants set forth in Section 4 as of such issuance date.

     14.5 Board of Directors. Buyer shall, as soon as practicable after the Closing Date, use its best efforts to cause (a) the number of directors constituting the Board of Directors of Buyer to be increased from seven to eight, and (b) a representative of the Sellers reasonably acceptable to Buyer to be nominated to serve on the Board of Directors of Buyer; provided, however, that Buyer shall have no further obligation under this Section 14.5 from and after the date that Sellers hold fewer that 50% of the Shares.

     14.6 Lock-up. Each Seller hereby agrees that it shall not sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose of any of the Shares or the Warrants prior to the 90th day after the date hereof.

     14.7 Right of First Offer. If at any time or times during the twelve month period following the Closing Date Buyer issues or agrees to issue for cash in an equity financing any Common Stock or other equity securities of Buyer, or any rights, options, warrants or other securities which are directly or indirectly convertible into Common Stock or other equity securities of Buyer, the Sellers collectively shall have the right of first offer to purchase, on terms no less favorable to the Sellers than the terms under which Buyer proposes to issue such securities, up to 30% of the securities proposed to be issued by Buyer. The foregoing provision shall not apply to (a) issuances of shares of Common Stock pursuant to the exercise or conversion of options, warrants or shares of convertible securities that are outstanding as of the date hereof in accordance with such securities' current exercise or conversion terms, (b) issuances of shares of Common Stock pursuant to the exercise of employee stock options, (c) issuances of shares of Common Stock or other equity securities of Buyer, or any rights, options, warrants or other securities which are directly or indirectly convertible into Common Stock or other equity securities of Buyer, in connection with the acquisition of any business or assets by Buyer or (d) issuances of shares of Common Stock or other equity securities pursuant to an underwritten public offering by Buyer.

     14.8 Registration of the Shares and the Warrants.

          (a) Buyer shall:

               (i) as soon as practicable after the issuance of the Additional Shares, prepare and file with the SEC a registration statement on Form S-3 (the "Registration Statement") relating to the resale of the Shares and the Warrant Shares by the Sellers;

               (ii) use its reasonable efforts, subject to receipt of necessary information from the Sellers, to cause the SEC to declare the Registration Statement effective as promptly as practicable after the Registration Statement is filed by Buyer;

               (iii) promptly prepare and file with the SEC (and provide notice to the Sellers of any such filing) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (A) the date all of the Shares and Warrant Shares covered by the Registration Statement have been sold by the Sellers, or (B) the date that is the third anniversary of the effective date of the Registration Statement;

               (iv) furnish to each Seller with respect to the Shares and the Warrant Shares registered under the Registration Statement such number of copies of prospectuses as such Seller may reasonably request in order to facilitate the public sale or other disposition by such Seller of all or any of the Shares and the Warrant Shares registered under the Registration Statement;

               (v) notify each holder of Shares and Warrant Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Buyer will use reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that Buyer, in good faith, may delay the filing of any such amendment or supplement for a reasonable period of time in order to permit Buyer (A) to effect disclosure or disposition or consummation of any transaction requiring confidential treatment which is being actively pursued at such time and which would require disclosure in the Registration Statement or (B) to negotiate, effect or complete any transaction which Buyer reasonably believes might be jeopardized, delayed or made more costly to Buyer by disclosure in the Registration Statement; and

               (vi) bear all expenses in connection with the procedures in paragraphs (i) through (v) of this Section 14.8(a) and the registration of the Shares and the Warrant Shares covered by the Registration Statement pursuant to the Registration Statement, other than fees and expenses, if any, of counsel and other advisers to the Sellers or underwriting discounts, brokerage fees and commissions incurred by the Sellers, if any.

          (b) (i) Notwithstanding the generality of the foregoing clauses, each Seller agrees that upon notice from Buyer at any time or from time to time during the time the prospectus relating to the Shares and the Warrant Shares covered by the Registration Statement and proposed to be sold by such Seller is required to be delivered under the Securities Act of the happening of any event as a result of which, in Buyer's opinion, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, such Seller will forthwith discontinue such Seller's disposition of such securities pursuant to the Registration Statement until the time of such Seller's receipt of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to Buyer of such securities, such prospectus shall not include, in Buyer's opinion, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (ii) Each Seller shall furnish Buyer such information regarding such Seller and the distribution of the Shares and the Warrant Shares covered by the Registration Statement as Buyer may from time to time reasonably request in writing.

               (iii) Each Seller agrees to give at least two (2) Business Days' prior written notice to Buyer of any proposed sale of the Shares and the Warrant Shares covered by the Registration Statement pursuant to the Registration Statement and not to make such sale (A) unless such two (2) Business Days elapse without response from Buyer, or (B) in the event Buyer responds by stating that an amendment to the Registration Statement or supplement to the prospectus must be filed in accordance with the second sentence of Section 14.8(a)(v), until Buyer notifies the Sellers that the Registration Statement has been amended or the prospectus supplemented as required; provided, however, that Buyer agrees to file such amendment or supplement promptly upon the resolution of the disclosure issue necessitating such delay, or, in any event, not more than 30 days after receipt of Buyer's written notice.

          (c) Buyer will use its commercially reasonable efforts to cause the Shares and the Warrant Shares covered by and to be sold pursuant to the Registration Statement to be listed on any securities exchanges or markets on which shares of Common Stock are then listed.

          (d) (i) In the event of a registration of any of the Shares and the Warrant Shares under the Securities Act pursuant to this Section 14.8, Buyer will, to the extent permitted by applicable law, indemnify and hold harmless each Seller against all losses, claims, damages or liabilities, joint or several, to which such Seller may become subject under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Buyer), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of SEC Rule 430A, or pursuant to SEC Rule 434, or the prospectus, in the form first filed with the SEC pursuant to SEC Rule 424(b), or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Seller for any legal or other expenses reasonably incurred by such Seller in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability or action; provided, however, that Buyer will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such Seller specifically for use in such
     Registration Statement. For purposes of this Section 14.8(d), the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in
     Section 14.8(a).

               (ii) Each Seller, severally and not jointly, will, to the extent permitted by applicable law, indemnify and hold harmless Buyer, each person, if any, who controls Buyer within the meaning of the Securities Act, each officer of Buyer who signs the Registration Statement and each director of Buyer, against all losses, claims, damages or liabilities, joint or several, to which Buyer or such officer or director may become subject under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Sellers), insofar as such loses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Buyer and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance upon and in conformity with information pertaining to such Seller furnished in writing to Buyer by such Seller specifically for use in the Registration Statement; and provided further, however, that the liability of each Seller hereunder shall not in any event exceed the proceeds received from the sale of its Shares and Warrant Shares covered by such Registration Statement.

               (iii) Promptly  after receipt by an indemnified  party under this
          Section 14.8(d) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 14.8(d), promptly notify the indemnifying party in writing thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 14.8(d) to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 14.8(d) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (i), representing all of the indemnified parties who are parties to such action) or (2) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnifying party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

               (iv) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
          (1) any indemnified party exercising rights under this Agreement makes a claim for indemnification pursuant to this Section 14.8(d) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this
          Section 14.8 provides for indemnification in such case, (2) contribution under the Securities Act may be required on the part of any such indemnified party in circumstances for which indemnification is provided under this Section 14.8, or (3) the indemnification provided for by this Section 14.8 is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then, and in each such case, Buyer and the Sellers will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (x) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (y) if the allocation provided by clause (x) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (x) above but also the relative benefits received by the indemnifying party and the indemnified party from the registration of the securities as well as the statements or omissions which resulted in such losses, claims, damages or liabilities and any other relevant equitable considerations. No Seller will be required to contribute any amount in excess of the proceeds received from the sale of its Shares and Warrant Shares covered by such Registration Statement and no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     The obligations of the Buyer and the Sellers under this Section 14.8(d) shall survive completion of any offering of Shares or Warrant Shares pursuant to a Registration Statement and the termination of Buyer's obligations under
Section 14.8(a). No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     15. Costs, Expenses, etc.

     Each of the parties hereto shall bear all costs and expenses incurred by it in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein, and shall not be entitled to any reimbursement therefor from the other party.

     16. Notice of Proceedings. Buyer or the Sellers, as the case may be, will promptly notify the other in writing upon becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin the consummation of this Agreement or such transactions, or to nullify or render ineffective this Agreement or such transactions if consummated.

     17. Notices. Any notice, request, demand or consent required or permitted to be given under this Agreement shall be in writing and shall be effective when
(i) delivered personally, (ii) when mailed, first class, postage prepaid, registered mail, return receipt requested, (iii) delivered by courier, or (iv) sent by facsimile or e-mail (but only with respect to any party has specified an e-mail address below) as follows:

          (a)     If to Buyer to:

                  Wire One Technologies, Inc.
                  225 Long Avenue
                  Hillside, New Jersey  07205
                  Facsimile:  (973) 391-9776
                  E-mail:  jbirkhahn@wireone.com
                  Attention:  Jonathan Birkhahn, Esq.

                  with a copy to:

                  Fulbright & Jaworski L.L.P.
                  666 Fifth Avenue
                  New York, New York  10103
                  Facsimile:  (212) 318-3400
                  E-mail:  ngold@fulbright.com
                  Attention:  Neil Gold, Esq.

          (b)     If to GEO, the Sellers, or any Seller, to:

                  GeoVideo Networks, Inc.
                  114 West 47th Street
                  22nd Floor
                  New York, New York  10036
                  Facsimile:  (212) 282-0998
                  Attention:  Peter Lee

                  Thomas Weisel Partners LLC
                  One Montgomery Street
                  San Francisco, California  94104
                  Facsimile:  (415) 364-2697
                  E-mail:  ddross@tweisel.com
                  Attention:  Dan Dross

                  Crest Communications Holdings LLC
                  320 Park Avenue, 17th Floor
                  New York, New York  10022
                  Facsimile:  (212) 317-2710
                  E-mail:  jkuster@crestholdings.com; matt@crestholdings.com
                  Attention:  James Kuster and Matthew O'Connell

                  East River Ventures L.P.
                  645 Madison Avenue, 22nd Floor
                  New York, New York  10022
                  Facsimile:  (212) 644-5498
                  E-mail:  arussell@eastriverventures.com
                  Attention:  Andy Russell

                  Lucent Technologies, Inc.
                  New Ventures Group
                  600 Mountain Avenue
                  Murray Hill, New Jersey  07974
                  Facsimile:  (908) 582-7480
                  E-mail:  tuhlman@lucent.com
                  Attention:  Thomas Uhlman

                  with a copy to:

                  Sills, Cummis, Radin, Tischman, Epstein & Gross
                  One Riverfront Plaza
                  Newark, New Jersey  07102
                  Facsimile:  (973) 643-6091
                  E-mail:  vboyajian@sillscummis.com
                  Attention:  Victor Boyajian

or at such other address as a party shall specify by notice to the other parties. Any written notice to any Former Employee shall be sent to such Former Employee at the address set forth in such Former Employee's Former Employee Representation Agreement or at such other address as such Former Employee shall specify by notice to the parties hereto. Any written notice to any Other Shareholder shall be sent to such Other Shareholder at the address set forth in such Other Shareholder's Other Shareholder Representation Agreement or at such other address as such Other Shareholder shall specify by notice to the parties hereto.

     18. Headings and Entire Agreement. The section and subsection headings do not constitute any part of this Agreement and are inserted herein for convenience of reference only. This Agreement (including the Schedules and Exhibits hereto), the Class A Warrants, the Class B Warrants, the Former Employee Representation Agreements, the Purchaser Representative Agreements, the Purchaser Representative Representation Letter and the Other Shareholder Representation Agreements embody the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede and preempt all prior oral and written understandings and agreements with respect to the subject matter hereof and thereof, and may not be amended, modified or changed orally, but only in writing signed by the party against whom enforcement of any amendment, modification, change, waiver, extension or discharge is sought.

     19. Public Announcements. Neither Buyer on the one hand nor GEO or any Seller on the other shall make any press release or other public statement concerning the matters covered by this Agreement without the approval of the other party, except as in the opinion of counsel for the party making the release or statement is required by law or applicable regulation, and shall, in any event, to the extent practicable, permit the other party an opportunity to review any such release or statement prior to dissemination.

     20. Waiver. No waiver of a breach of, or default under, any provision of this Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

     21. Binding Effect and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns. Neither GEO nor the Sellers, on the one hand, nor Buyer, on the other, may assign any obligation under this Agreement except with the prior written consent of the other party hereto.

     22. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

     23. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

     24. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in a New York State or United States Federal court sitting in New York County, and each of the parties hereby expressly submits to such jurisdiction and venue of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed, sealed and delivered in its name and on its behalf, all as of the date and year first above written.

                                 WIRE ONE TECHNOLOGIES, INC.

                                 By: ______________________________________
                                      Name:
                                      Title:

                                 GEOVIDEO NETWORKS, INC.

                                 By: ______________________________________
                                      Name:
                                      Title:

                                 THOMAS WEISEL CAPITAL PARTNERS LLC

                                 By: ______________________________________
                                      Name:
                                      Title:

                                 CREST COMMUNICATIONS PARTNERS LP

                                 By: ______________________________________
                                      Name:
                                      Title:

                                 EAST RIVER VENTURES II L.P.

                                 By: ______________________________________
                                      Name:
                                      Title:

                                 LUCENT TECHNOLOGIES, INC.

                                 By: ______________________________________
                                      Name:
                                      Title: